Asbestos	12 Months Ended
Mar. 31, 2015
Text Block [Abstract]
Asbestos

11. Asbestos

The AFFA was approved by shareholders in February 2007 to provide long-term funding to AICF. For a discussion of the AFFA and the accounting policies utilized by the Company related to the AFFA and AICF, see “Note 2 – Summary of Significant Accounting Policies.”

Asbestos Adjustments

The asbestos adjustments included in the consolidated statements of operations and comprehensive income comprise the following:

	Years Ended 31 March
(Millions of US dollars)	2015	2014	2013
Change in estimates:
Change in actuarial estimate - asbestos liability	$(129.0)	$(340.3)	$(163.0)
Change in actuarial estimate - insurance receivable	16.6	31.2	27.9
Change in estimate - AICF claims-handling costs	1.1	0.9	5.9

Subtotal - Change in estimates	(111.3)	(308.2)	(129.2)
Recovery of Insurance Receivables	-	15.2	11.9
Gain on foreign currency exchange	144.7	97.2	0.2

Total Asbestos Adjustments	$33.4	$(195.8)	$(117.1)

Actuarial Study; Claims Estimate

AICF commissioned an updated actuarial study of potential asbestos-related liabilities as of 31 March 2015. Based on KPMGA’s assumptions, KPMGA arrived at a range of possible total cash flows and calculated a central estimate, which is intended to reflect a probability-weighted expected outcome of those actuarially estimated future cash flows.

The following table sets forth the Central Estimates, net of insurance recoveries, calculated by KPMGA as of 31 March 2015:

	Year Ended 31 March 2015
(Billions of US and Australian dollars, respectively)	US$	A$
Central Estimate - Discounted and Inflated	1.636	2.143
Central Estimate - Undiscounted but Inflated	2.094	2.743
Central Estimate - Undiscounted and Uninflated	1.196	1.566

The asbestos liability has been revised to reflect the most recent actuarial estimate prepared by KPMGA as of 31 March 2015. For additional information, please see the full actuarial report of KPMGA, which is available in its entirety on the Company’s Investor Relations website athttp://www.ir.jameshardie.com.au.

In estimating the potential financial exposure, KPMGA has made a number of assumptions, including, but not limited to, assumptions related to the total number of claims that are reasonably estimated to be asserted through 2076, the typical cost of settlement (which is sensitive to, among other factors, the industry in which a plaintiff claims exposure, the alleged disease type and the jurisdiction in which the action is brought), the legal costs incurred in the litigation of such claims, the rate of receipt of claims, the settlement strategy in dealing with outstanding claims and the timing of settlements.

Due to inherent uncertainties in the legal and medical environment, the number and timing of future claim notifications and settlements, the recoverability of claims against insurance contracts, and estimates of future trends in average claim awards, as well as the extent to which the above named entities will contribute to the overall settlements, the actual liability could differ materially from that which is currently recorded.

The potential range of costs as estimated by KPMGA is affected by a number of variables such as nil settlement rates, peak year of claims, past history of claims numbers, average settlement rates, past history of Australian asbestos-related medical injuries, current number of claims, average defense and plaintiff legal costs, base wage inflation and superimposed inflation. The potential range of losses disclosed includes both asserted and unasserted claims.

A sensitivity analysis performed by KPMGA to determine how the actuarial estimates would change if certain assumptions (i.e., the rate of inflation and superimposed inflation, the average costs of claims and legal fees, and the projected numbers of claims) were different from the assumptions used to determine the central estimates. The sensitivity analysis performed in the actuarial report is specifically in regards to the discounted but inflated central estimate and the undiscounted but inflated central estimate. This analysis shows that the discounted (but inflated) central estimates could be in a range of A$1.5 billion (US$1.2 billion) to A$3.6 billion (US$2.7 billion). The undiscounted (but inflated) estimates could be in a range of A$1.9 billion (US$1.4 billion) to A$4.9 billion (US$3.8 billion) as of 31 March 2015. The actual cost of the liabilities could be outside of that range depending on the results of actual experience relative to the assumptions made.

During the 2015 fiscal year, mesothelioma claims reporting activity has been above actuarial expectations for the third consecutive year. One of the critical assumptions is the estimated peak year of mesothelioma disease claims, which is currently to occur in the period 2014/15 to 2016/17. Potential variation in this estimate has an impact much greater than the other assumptions used to derive the discounted central estimate. In performing the sensitivity assessment of the estimated period of peak claims reporting for mesothelioma, KPMGA has determined that if claims reporting does not begin to reduce until after 2018/19 together with increased claims reporting from 2026/27 onwards, the discounted central estimate could increase by approximately 26% on a discounted basis. At 31 March 2015, KPMGA has formed the view that the higher claims reporting assumed in the short and medium term is not necessarily indicative of longer term impacts, as at this stage it is too early to form such a long-term conclusion on the basis of two years’ experience.

Claims Data

The following table shows the activity related to the numbers of open claims, new claims and closed claims during each of the past five years and the average settlement per settled claim and case closed:

		For the Years Ended 31 March
	2015	2014	2013	2012	2011

Number of open claims at beginning of period	466	462	592	564	529
Number of new claims	665	608	542	456	494
Number of closed claims	637	604	672	428	459
Number of open claims at end of period	494	466	462	592	564
Average settlement amount per settled claim	A$ 254,209	A$ 253,185	A$ 231,313	A$ 218,610	A$ 204,366
Average settlement amount per case closed	A$ 217,495	A$ 212,944	A$ 200,561	A$ 198,179	A$ 173,199

Average settlement amount per settled claim	US$ 222,619	US$ 236,268	US$ 238,615	US$ 228,361	US$ 193,090
Average settlement amount per case closed	US$ 190,468	US$ 198,716	US$ 206,892	US$ 207,019	US$ 163,642

Under the terms of the AFFA, the Company has rights of access to actuarial information produced for AICF by the actuary appointed by AICF, which is currently KPMGA. The Company’s disclosures with respect to claims statistics are subject to it obtaining such information, however, the AFFA does not provide the Company an express right to audit or otherwise require independent verification of such information or the methodologies to be adopted by the approved actuary. As such, the Company relies on the accuracy and completeness of the information and analysis of the approved actuary when making disclosures with respect to claims statistics.

Asbestos-Related Assets and Liabilities

The Company has included on its consolidated balance sheets certain asbestos-related assets and liabilities under the terms of the AFFA. These amounts are detailed in the table below, and the net total of these asbestos-related assets and liabilities is referred to by the Company as the “Net AFFA Liability.”

	31 March
(Millions of US dollars)	2015	2014
Asbestos liability – current	$(131.6)	$(134.5)
Asbestos liability – non-current	(1,290.0)	(1,571.7)

Asbestos liability – Total	(1,421.6)	(1,706.2)

Insurance receivable – current	16.7	28.0
Insurance receivable – non-current	161.9	198.1

Insurance receivable – Total	178.6	226.1

Workers’ compensation asset – current	4.5	4.3
Workers’ compensation asset – non-current	45.5	47.6
Workers’ compensation liability – current	(4.5)	(4.3)
Workers’ compensation liability – non-current	(45.5)	(47.6)

Workers’ compensation – Total	-	-

Loan facility	(13.6)	(47.0)
Other net liabilities	(1.5)	(0.8)
Restricted cash and cash equivalents and restricted short-term investment assets of AICF	22.0	60.3

Net AFFA liability	$(1,236.1)	$(1,467.6)

Deferred income taxes – current	15.9	16.5
Deferred income taxes – non-current	389.3	455.2

Deferred income taxes – Total	405.2	471.7

Income tax payable	19.2	16.7

Net Unfunded AFFA liability, net of tax	$(811.7)	$(979.2)

The following is a detailed rollforward of the Net Unfunded AFFA liability, net of tax, for the year ended 31 March 2015:

(Millions of US dollars)	Asbestos Liability	Insurance Receivables	Deferred Tax Assets[1]	Other Loan Facilities	Restricted Cash and Investments	Other Assets and Liabilities[2]	Net Unfunded AFFA Liability, net of tax
Opening Balance - 31 March 2014	$(1,706.2)	$226.1	$471.7	$(47.0)	$60.3	$15.9	$(979.2)
Asbestos claims paid[3]	135.1				(135.1)		-
Payment received in accordance with AFFA					113.0		113.0
AICF claims-handling costs incurred (paid)	1.6				(1.6)		-
AICF operating costs paid - non claims-handling					(2.5)		(2.5)
Change in actuarial estimate	(129.0)	16.6					(112.4)
Change in claims handling cost estimate	1.1						1.1
Insurance recoveries		(29.1)			29.1		-
Change in non-actuarial estimate			38.3				38.3
Offset to Income Tax Payable			(22.0)				(22.0)
Funds received from NSW under loan agreement				(13.8)	13.8		-
Funds repaid to NSW under loan agreement				48.2	(48.2)		-
Other movements			0.4	(0.1)	2.2	4.8	7.3
Effect of foreign exchange	275.8	(35.0)	(83.2)	(0.9)	(9.0)	(3.0)	144.7

Closing Balance - 31 March 2015	$(1,421.6)	$178.6	$405.2	$(13.6)	$22.0	$17.7	$(811.7)

1	A portion of the deferred income tax asset is applied against the Company’s income tax payable. At 31 March 2015 and 2014, this amount was US$19.2 million and US$16.7 million, respectively. During the year ended 31 March 2015, there was a US$3.5 million favorable effect of foreign currency exchange in respect of income tax payable.

2	Other assets and liabilities include a provision for asbestos-related education and medical research contributions of US$1.4 million and US$1.7 million at 31 March 2015 and 2014, respectively.

Also included in other assets and liabilities are the other assets and liabilities of AICF, including trade receivables, prepayments, fixed assets, trade payables and accruals. These other assets and liabilities of AICF were a net liability of US$1.5 million and US$0.8 million at 31 March 2015 and 2014, respectively. During the year ended 31 March 2015, there was US$0.2 million favorable effect of foreign currency exchange on these other assets and liabilities.

3	Claims paid of US$135.1 million reflects A$154.3 million converted at the average exchange rate for the period based on the assumption that these transactions occurred evenly throughout the period.

AICF Funding

On 1 July 2014, the Company made a payment of A$119.9 million (US$113.0 million) to AICF, representing 35% of its free cash flow for fiscal year 2014. For the 1 July 2014 payment, free cash flow, as defined in the AFFA, was equivalent to the Company’s fiscal year 2014 operating cash flows of US$322.8 million.

On 2 April 2012, in accordance with arrangements agreed with the NSW Government and AICF, the Company contributed US$138.7 million (A$132.3 million) to AICF, with a further contribution of US$45.4 million (A$45.2 million) on 2 July 2012, in accordance with the terms of the AFFA. Total contributions for the year ended 31 March 2013 were US$184.1 million (A$177.5 million). In accordance with the terms of the AFFA, and the arrangements agreed with the NSW Government and AICF for an early contribution based on the Company’s free cash flow for the fiscal year ended 31 March 2012, the Company did not make a contribution to AICF in fiscal year 2014 in respect of the free cash flow for the fiscal year ended 31 March 2013.

AICF – NSW Government Secured Loan Facility

AICF may borrow, subject to certain conditions, up to an aggregate amount of A$320.0 million (US$244.3 million, based on the exchange rate at 31 March 2015). The AICF Loan Facility is available to be drawn for the payment of claims through 1 November 2030, at which point, all outstanding borrowings must be repaid. Borrowings made under the AICF Loan Facility are classified as current, as AICF intends to repay the debt within one year.

To the extent that NSW’s source of funding the AICF Loan Facility is from the Commonwealth of Australia (the “Commonwealth”), the interest rate on the AICF Loan Facility is calculated by reference to the cost of NSW’s borrowings from the Commonwealth for that purpose, being calculated with reference to the Commonwealth Treasury fixed coupon bond rate for a period determined as appropriate by the Commonwealth.

To the extent that NSW’s source of funding is not from the Commonwealth, the interest rate on drawings under the AICF Loan Facility is calculated as (i) during the period to (but excluding) 1 May 2020, a yield percent per annum calculated at the time of the first drawdown of the AICF Loan Facility by reference to the NSW Treasury Corporation’s 6% 1/05/2020 Benchmark Bonds, (ii) during the period after 1 May 2020, a yield percent per annum calculated by reference to NSW Treasury Corporation bonds on issue at that time and maturing in 2030, or (iii) in any case, if the relevant bonds are not on issue, a yield percent per annum in respect of such other source of funding for the AICF Loan Facility determined by the NSW Government in good faith to be used to replace those bonds, including any guarantee fee payable to the Commonwealth in respect of the bonds (where the bonds are guaranteed by the Commonwealth) or other source of funding.

Under the AICF Loan Facility, the Former James Hardie Companies each guarantee the payment of amounts owed by AICF and AICF’s performance of its obligations under the AICF Loan Facility. Each Obligor has granted the NSW Government a security interest in certain property including cash accounts, proceeds from insurance claims, payments remitted by the Company to AICF and contractual rights under certain documents including the AFFA. Each Obligor may not deal with the secured property until all amounts outstanding under the AICF Loan Facility are paid, except as permitted under the terms of the security interest.

Under the terms of the AICF Loan Facility, each Obligor must, upon receipt of proceeds from insurance claims and payments remitted by the Company under the AFFA, apply all of such proceeds in repayment of amounts owing under the AICF Loan Facility. NSW may, at its sole discretion, waive or postpone (in such manner and for such period as it determines) the requirement for the Obligors to apply proceeds of insurance claims and payments remitted by the Company to repay amounts owed under the AICF Loan Facility to ensure AICF has sufficient liquidity to meet its future cash flow needs.

The Obligors are subject to certain operating covenants under the AICF Loan Facility and the terms of the security interest, including, without limitation, (i) positive covenants relating to providing corporate reporting documents, providing particular notifications and complying with the terms of the AFFA, and (ii) negative covenants restricting them from voiding, cancelling, settling, or adversely affecting existing insurance policies, disposing of assets and granting security to secure any other financial indebtedness, other than in accordance with the terms and conditions of the AICF Loan Facility.

Upon an event of default, NSW may cancel the commitment and declare all amounts outstanding as immediately due and payable. The events of default include, without limitation, failure to pay or repay amounts due in accordance with the AICF Loan Facility, breach of covenants, misrepresentation, cross default by an Obligor and an adverse judgment (other than a personal asbestos or Marlew claim) against an Obligor.